Exhibit 24



                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                 /s/ Dan R. Carmichael
                                            ------------------------------
                                                   Dan R. Carmichael

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 16th day of January, 1996.




                                                /s/ Allan P. Kirby, Jr.
                                            ------------------------------
                                                  Allan P. Kirby, Jr.

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                    /s/ F.M. Kirby
                                            ------------------------------
                                                      F.M. Kirby

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                 /s/ William K. Lavin
                                            ------------------------------
                                                   William K. Lavin

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                   /s/ John E. Tobin
                                            ------------------------------
                                                     John E. Tobin

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                   /s/ James F. Will
                                            ------------------------------
                                                     James F. Will

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                 /s/ Paul F. Woodberry
                                            ------------------------------
                                                   Paul F. Woodberry

                                    POWER OF ATTORNEY


                        KNOW ALL MEN BY THESE PRESENTS, that the
              undersigned does hereby constitute and appoint JOHN J.
              BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of (i) the number of shares of Common Stock, $1.00 par value, of Alleghany Corporation (the "Plan Shares") that may be offered from time to time to employees of Chicago Title and Trust Company ("CT&T") eligible to participate ("Participants") in the Chicago Title and Trust Company Savings and Profit Sharing Plan (the "CT&T Savings Plan") in accordance with the terms thereof, and (ii) an indeterminate amount of interests ("Plan Interests") to be offered or sold to Participants pursuant to the CT&T Savings Plan, including specifically, but without limitation thereof, power and authority to sign his name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment thereto in respect of such Plan Shares and Plan Interests and to any documents filed as part of or in connection with said Registration Statement or amendments; and the undersigned does hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

                        IN WITNESS WHEREOF the undersigned has subscribed
              these presents on the 19th day of December, 1995.




                                                /s/ S. Arnold Zimmerman
                                            ------------------------------
                                                  S. Arnold Zimmerman